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                                                                   EXHIBIT 10.32

                 [CARON & STEVENS/BAKER & MCKENZIE LETTERHEAD]

                          CORDENA CALL MANAGEMENT B.V.

                            established at Amsterdam

                              Deed of share issue

Certified copy of the deed of share issue, executed before H. van Wilsum, Esq., a civil-law notary residing in Amsterdam, on September 17, 1998.


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                        CARON & STEVENS/BAKER & MCKENZIE

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                                  SHARE ISSUE


This day, the seventeenth day of September nineteen hundred and ninety-eight, there appeared before me, Hendrik van Wilsum, Esq., a civil-law notary in
Amsterdam:

Catharina Martina Johanna Tielemans, Esq., deputy civil-law notary, unmarried, residing at 1053 HB Amsterdam, Jacob van Lennepstraat 21/1A, born at Eindhoven on the twenty-first day of March nineteen hundred and seventy-two, passport number N69662327, acting for the purpose hereof as attorney in fact of:

1. Cordena Call Management B.V., a private company with limited liability, having its corporate seat in Amsterdam, and with address: 1017 PS Amsterdam. Leidseplein 29, hereinafter referred to as the "Company"; and

2.   a.   Global Private Equity III Limited Partnership, a limited partnership formed and entered into under the laws of the state of Delaware, United States of America, having its registered office at Corporation Trust center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, United States of America, hereinafter referred to as "GPE III LP";

     b. Global Private Equity III - A Limited Partnership, a limited partnership formed and entered into under the laws of the state of Delaware, United States of America, having its registered office at Corporation Trust center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, United States of America, hereinafter referred to as "GPE III-A LP";


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                        CARON & STEVENS/BAKER & MCKENZIE

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     c.   Global Private Equity III-B Limited Partnership, a limited partnership formed and entered into under the laws of the state of Delaware, United States of America, having its registered office at Corporation Trust center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, United States of America, hereinafter referred to as "GPE III-B LP";

     d. Advent Partners (NA) GPE III Limited Partnership, a limited partnership, formed and entered into under the laws of the state of Delaware, United States of America, having its registered office at Corporation Trust center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, United States of America, hereinafter referred to as "Advent Partners(NA) GPE III LP";

     e. Advent Partners GPE III Limited Partnership, a limited partnership, formed and entered into under the laws of the state of Delaware, United States of America, having its registered office at Corporation Trust center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, United States of America, hereinafter referred to as "Advent Partners GPE III LP";

     f. Global Private Equity III-C Limited Partnership, a limited partnership, formed and entered into under the laws of the state of Delaware, United States of America, having its registered office at Corporation Trust center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, United States of America, hereinafter referred to as "GPE III-C LP";

     g. Advent PGGM Global Limited Partnership, a limited partnership, formed and entered into under the laws of the state of Delaware, United States of America,
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                        CARON & STEVENS/BAKER & MCKENZIE

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          having its registered office at Corporation Trust center, 1209 Orange
          Street, Wilmington, New Castle County, Delaware 19801, United States of America, hereinafter referred to as "Advent PGGM Global LP";

     h. Oakstone Ventures Limited Partnership, a limited partnership, formed and entered into under the laws of the state of Delaware, United States of America, having its registered office at Corporation Trust center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, United States of America, hereinafter referred to as "Oakstone Ventures LP";

     i. Advent Partners Limited Partnership, a limited partnership, formed and entered into under the laws of the state of Delaware, United States of America, having its registered office at Corporation Trust center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, United States of America, hereinafter referred to as "Advent Partners LP";

     j. Jules Timotheus Henricus Maria Kortenhorst, manager, married, born in Oss, on the third day of February nineteen hundred and sixty-one, residing at 2244 AZ Wassenaar, Helmlaan 10, hereinafter referred to as "Kortenhorst";

     k. Caroline Christine van der Laan, manager, married, born in the Hague, on the twenty-sixth day of December nineteen hundred and forty-nine, residing at 3645 AD Vinkeveen, Baambrugse Zuwe 125 B, American nationality, hereinafter referred to as "Van der Laan";

     l. Susan Ann Boyle, telecom employee, married, born in Jersey City, New Jersey, United States of America, on the twenty-third day of April nineteen hundred and fifty-six, residing at 2396 VK Koudekerk aan de Rijn, Van Egtenplantsoen 16, American nationality, hereinafter referred to as "Boyle";

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                        CARON & STEVENS/BAKER & MCKENZIE

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     m.   Peter Eduard Dekker, director, married, residing at 3755 KK Bosch en
          Duin, Reelaan 31, born in Voorst on the third day of May nineteen hundred fifty-four, hereinafter referred to as "Dekker";

     n. Fredericus Gerardus Maria Hulsink, director, married, born in Ootmarsum, on the nineteenth day of July nineteen hundred and fifty-one, residing at 7601 GH Almelo, Bornestraat 239, hereinafter referred to as "Hulsink";

     o. Breydon Limited, a company incorporated under the laws of the British Isles, with registered office at P.O. Box 44030, 10074 Stockholm, Sweden, hereinafter referred to as "Breydon";

     p. David Theron Kumar Sarda, private equity investor, married, born in New York, United States of America on the fourth day of June nineteen hundred and sixty, residing at 487 Country Road, New Canaan, CT 06840 United States of America, American nationality, hereinafter referred to as "Sarda";

     q. Ronald William Butler, company director, married, residing at 38 Stoke Farthing, Broadchalke, Salisbury SP5 5EL, United Kingdom, born in Edinburgh, Scotland, on the eighth day of May nineteen hundred fifty-two, hereinafter referred to as "Butler";

     r. Christopher Fitzroy Robinson, company director, married, residing at Bowbeer Farmhouse, Spreyton, Crediton, Devon EX17 5AE, United Kingdom, born in Hove, United Kingdom, on the twenty-second day of June nineteen hundred fifty-three, hereinafter referred to as "Robinson";

     s. Sally Vanessa Robinson, housewife, married, residing at Bowbeer Farmhouse, Spreyton, Crediton, Devon EX17 5AE, United Kingdom, born in London, United Kingdom, on the twenty-ninth day of May nineteen hundred fifty-four; hereinafter referred to as "Mrs. Robinson";



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                        CARON & STEVENS/BAKER & MCKENZIE

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     t.   William Butler, no occupation, married, residing at 48 Redford Road,
          Edinburgh, Scotland, EH13 0AE, born in Edinburgh, Scotland, on the fifth day of June nineteen hundred thirteen, hereinafter referred to as "Mr. Butler";

     u. Jeroen Jules Smits, no profession, unmarried, born in Zwolle, the Netherlands, on the twenty-eighth day of January nineteen hundred and ninety-two, residing at 8033 DV Zwolle, Ruurlosebeek 14, hereinafter referred to as "Jeroen";

     v. Caroline Juliette Gabique Smits, no profession, unmarried, born in Zwolle, the Netherlands, on the twenty-fourth day of April nineteen hundred and ninety-four, residing at 8033 DV Zwolle, Ruurlosebeek 14, hereinafter referred to as "Caroline";

     w. Alessandra Mei Kortenhorst, no profession, unmarried, born in Hong Kong, on the fourth day of April nineteen hundred and ninety-one, residing at 2244 AZ Wassenaar, Helmlaan 10, the Netherlands, hereinafter referred to as "Alessandra";

     x. Jules Kiril Kortenhorst, no profession, unmarried, born in Arnhem, the Netherlands, on the twenty-eighth day of April nineteen hundred and ninety-three, residing at 2244 AZ Wassenaar, Helmlaan 10, the Netherlands, hereinafter referred to as "Jules";

     y. Winston Powell Kortenhorst, no profession, unmarried, born in St. Petersburg, Florida,, United States of America,on the thirteenth day of January nineteen hundred and ninety-five, residing at 2244 AZ Wassenaar, Helmlaan 10, the Netherlands, hereinafter referred to as "Winston";

     z. Rainier George Kortenhorst, no profession, unmarried, born in the Hague, the Netherlands, on the fourteenth day of August nineteen hundred and ninety-seven, residing at 2244 AZ Wassenaar, Helmlaan 10, the Netherlands, hereinafter referred to as "Rainer";

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                        CARON & STEVENS/BAKER & MCKENZIE
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          the parties referred to under 2.a up to and including z, hereinafter jointly as well as individually referred to as the "Acquirer".

     3. Stichting Administratiekantoor Cordena Call Management, with registered office in Amsterdam and with address: 1017 PS Amsterdam, Leideplein 29, hereinafter referred to as the "Stichting".

     The powers of attorney granted to the deponent, the existence of which has been sufficiently demonstrated to me, civil-law notary, are evidenced by twenty-three (23) private deeds of attorney attached to this deed. The identity of the deponent of this deed was established by me, a civil-law notary, on the basis of the above-mentioned document intended for identification purposes. The deponent, acting in her said capacity, declared as follows:

     A.    PRESENT SHAREHOLDING/SHAREHOLDER'S RESOLUTION:

     1. The Stichting is holder of the entire issued and outstanding share capital of the Company, consisting of three million seven hundred forty-six thousand three hundred and twenty-three (3,746,323) shares, numbered 1 up to an including 3,476,323, each share having a nominal value of four Netherlands cents (NLG 0,04); depositary receipts for shares in the Company have not been issued with the Company's concurrence and there are no persons to whom the law attributes the right accruing to holders of depositary receipts issued with the Company's concurrence;

     2. The Stichting in its capacity of sole shareholder of the Company and in conformity with article 43 of the Company's Articles of Incorporation, hereby resolves

          A.   to issue to:

               a: GPE III LP five hundred eighteen thousand four hundred one (518,401) shares in the Company's capital stock, numbered 3,746,324 up to and including 4,264,724 with a par value of four
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     C. BAKER & MCKENZIE



          Netherlands cents (NLG 0.04) each, _______________, hereinafter referred to as the "GPE III LP Shares"; ______________________

          b. GPE III-A LP two hundred forty-two thousand two hundred (242,200) shares in the Company's capital stock, numbered 4,264,725 up to and including 4,506,924, with a par value of four Netherlands cents (NLG 0.04) each, _____________, hereinafter referred to as the "GPE III-A LP Shares"; ______________________

          c. GPE III-B LP twelve thousand two hundred (12,200) shares in the Company's capital stock, numbered 4,506,925 up to and including 4,519,124, with a par value of four Netherlands cents (NLG 0.04) each, _____________, hereinafter referred to as the "GPE III-B LP Shares";
          ______________________

          d. Advent Partners (NA) GPE III LP two thousand four hundred (2,400) shares in the Company's capital stock, numbered 4,510,125 up to and including 4,520,524, with a par value of four Netherlands cents (NLG 0.04) each, ______________________, hereinafter referred to as the "Advent Partners (NA) GPE III LP Shares"; ______________________

          e. Advent Partners GPE III LP eight thousand (8,000) shares in the Company's capital stock, numbered 4,521,525 up to and including 4,529,524, with a par value of four Netherlands cents (NLG 0.04) each, ______________________, hereinafter referred to as the "Advent Partners GPE III LP Shares"; ______________________

          f. GPE III-C LP one hundred sixty-one thousand six hundred (161,600) shares in the Company's capital stock, numbered 4,529,525 up to and including 4,691,124, with a par value of four Netherlands cents (NLG 0.04) each, ______________________,
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                        CARON & STEVENS/BAKER & MCKENZIE

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          hereinafter referred to as the "GPE III-C LP Shares";

     g. Advent PGGM Global LP eighty thousand eight hundred (80,800) shares in the Company's capital stock, numbered 4,691,125 up to and including 4,771,924, with a par value of four Netherlands cents (NLG 0,04) each, hereinafter referred to as the "Advent PGGM Global LP Shares";

     h. Oakstone Ventures LP forty-four thousand eight hundred (44,800) shares in the Company's capital stock, numbered 4,771,525 up to and including 4,816,7214, with a par value of four Netherlands cents (NLG 0,04) each, hereinafter referred to as the "Oakstone Ventures LP Shares";

     i. Advent Partners LP four thousand four hundred (4,400) shares in the Company's capital stock, numbered 4,816,725 up to and including 4,821,124, with a par value of four Netherlands cents (NLG 0,04) each, hereinafter referred to as the "Advent Partners LP Shares";

     j. Kortenhorst one hundred forty-three thousand four hundred seventy-one (143,471) shares in the Company's capital stock, numbered 4,821,125 up to and including 4,964,595, with a par value of four Netherlands cents (NLG 0,04) each, hereinafter referred to as the "Kortenhorst Shares";

     k. Van der Laan seven thousand five hundred eighty-five (7,585) shares in the Company's capital stock, numbered 4,964,556 up to and including 4,972,180, with a par value of four Netherlands cents (NLG 0,04) each, hereinafter referred to as the "Van der Laan
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          Shares";

     l. Boyle seven thousand five hundred eighty-five (7,585) shares in the Company's capital stock, numbered 4,972,181 up to and including 4,979,765, with a par value of four Netherlands cents (NLG 0,04) each, hereinafter referred to as the "Boyle Shares";

     m. Dekker twenty-three thousand four hundred nine (23,409) shares in the Company's capital stock, numbered 4,979,766 up to and including 5,003,174 with a par value of four Netherlands cents (NLG 0,04) each, hereinafter referred to as the "Dekker Shares";

     n. Hulsink seventy-four thousand eight hundred fifty (74,850) shares in the Company's capital stock, numbered 5,003,175 up to and including 5,078,024, with a par value of four Netherlands cents (NLG 0,04) each, hereinafter referred to as the "Hulsink Shares";

     o. Breydon seventy-five thousand (75,000) shares in the Company's capital stock, numbered 5,078,025 up to and including 5,153,024, with a par value of four Netherlands cents (NLG 0,04) each, hereinafter referred to as the "Breydon Shares";

     p. Sarda seventy-five thousand (75,000) shares in the Company's capital stock, numbered 5,153,025 up to and including 5,228,024, with a par value of four Netherlands cents (NLG 0,04) each, hereinafter referred to as the "Sarda Shares";

     q.   Butler two thousand two hundred sixty-two


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                        CARON & STEVENS/BAKER & MCKENZIE

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          (2,262) shares in the Company's capital stock, numbered 5,228,025 up to and including 5,230,286, with a par value of four Netherlands cents (NLG 0,04) each, hereinafter referred to as the "Butler Shares";

     r. Robinson five hundred (500) shares in the Company's capital stock, numbered 5,230,287 up to and including 5,230,786, with a par value of four Netherlands cents (NLG 0,04) each, hereinafter referred to as the "Robinson Shares";

     s. Mrs. Robinson five hundred (500) shares in the Company's capital stock, numbered 5,230,787 up to and including 5,231,286, with a par value of four Netherlands cents (NLG 0,04) each, hereinafter referred to as the "Mrs. Robinson Shares";

     t. Mr. Butler eight hundred four (804) shares in the Company's capital stock, numbered 5,231,287 up to and including 5,232,090 with a par value of four Netherlands cents (NLG 0,04) each, hereinafter referred to as the "Mr. Butler Shares";

     u. Jeroen four hundred twenty-nine (429) shares in the Company's capital stock, numbered 5,232,091 up to and including 5,232,515, with a par value of four Netherlands cents (NLG 0,04) each, hereinafter referred to as the "Jeroen Shares";

     v. Caroline four hundred twenty-nine (429) shares in the Company's capital stock, numbered 5,232,520 up to and including 5,232,948, with a par value of four Netherlands cents (NLG 0,04) each, hereinafter referred to as the "Caroline
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                        CARON & STEVENS/BAKER & MCKENZIE
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                    Shares";

          w. Alessandra four hundred twenty-nine (429) shares in the Company's capital stock, numbered 5,232,949 up to and including 5,233,377, with a par value of four Netherlands cents (NLG 0,04) each, hereinafter referred to as the "Alessandra Shares";

          x. Jules four hundred twenty-nine (429) shares in the Company's capital stock numbered 5,233,378 up to and including 5,233,806, with a par value of four Netherlands cents (NLG 0,04) cents (NLG 0,04) each, hereinafter referred to as the "Jules Shares";

          y. Winston four hundred twenty-nine (429) shares in the Company's capital stock, numbered 5,233,807 up to and including 5,234,235, with a par value of four Netherlands cents (NLG 0,04) each, hereinafter referred to as the "Winston Shares";

          z. Ranier four hundred twenty-nine (429) shares in the Company's capital stock, numbered 5,234,236 up to and including 5,234,664 with a par value of four Netherlands cents (NLG 0,04) each, hereinafter referred to as the "Rainier Shares";

          all these shares to be issued at an issue price of seven Netherlands Guilders (NLG 7. --) per share provided that payment is made in cash

    B. to exclude the pre-emptive rights with respect to the issue referred to above:

    C. to approve that the Company grants a right to purchase the following shares to be newly issued:

          a.        seventy-four thousand fifty-seven (74,057)




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                        CARON & STEVENS/BAKER & MCKENZIE


               shares to GPE III LP, hereinafter referred to as the "GPE III LP Option";

          b. thirty-four thousand six hundred (34,600) shares to GPE III-A LP, hereinafter referred to as the "GPE III-A LP Option";

          c. one thousand seven hundred forty-three (1,743) shares to GPE III-B LP, hereinafter referred to as the "GPE III-B LP Option";

          d. three hundred forty-three (343) shares to Advent Partners (NA) GPE III LP, hereinafter referred to as the "Advent Partners (NA) GPE III LP Option";

          e. one thousand one hundred forty-nine (1,143) shares to Advent Partners GPE III LP, hereinafter referred to as the "Advent Partners GPE III LP, Option";

          f. twenty-three thousand eighty-six (23,086) shares to GPE III-C LP, hereinafter referred to as the "GPE III-C LP Option";

          g. eleven thousand five hundred forty-three (11,543) shares to Advent PGGM Global LP hereinafter referred to as the "Advent PGGM Global LP Option";

          h. six thousand four hundred (6,400) shares to Oakstone Ventures LP, hereinafter referred to as the "Oakstone Ventures LP Option";

          i. six hundred twenty-nine (629) shares to Advent Partners LP, hereinafter referred to as the "Advent Partners LP Option";

          j. twenty thousand four hundred ninety-six (20,496) shares to Kortenhorst, hereinafter referred to as the "Kortenhorst Option";

          k. one thousand eighty-three (1,083) shares to Van der Laan, hereinafter referred to as the "Van der Laan Option";

          l.   one thousand eighty-four (1,084) shares to


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                        CARON & STEVENS/BAKER & MCKENZIE

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              Boyle, hereinafter referred to as the "Boyle Option";

          m. three thousand three hundred forty-four (3,344) shares to Dekker, hereinafter referred to as the "Dekker Option";

          n. ten thousand six hundred ninety-three (10,693) shares to Hulsink, hereinafter referred to as the "Hulsink Option";

          o. ten thousand seven hundred fourteen (10,714) shares to Breydon, hereinafter referred to as the "Breydon Option";

          p. ten thousand seven hundred and fourteen (10,714) shares to Sarda, hereinafter referred to as the "Sarda Option";

          q. three hundred twenty-three (323) shares to Butler, hereinafter referred to as the "Butler Option";

          r. seventy-one (71) shares to Robinson, hereinafter referred to as the "Robinson Option";

          s. seventy-one (71) shares to Mrs. Robinson, hereinafter referred to as the "Mrs. Robinson Option";

          t. one hundred fifteen (115) shares to Mr. Butler, hereinafter referred to as the "Mr. Butler Option";

          u. sixty-one (61) shares to Jeroen, hereinafter referred to as the "Jeroen Option";

          v. sixty-one (61) shares to Caroline, hereinafter referred to as the "Caroline Option";

          w. sixty-one (61) shares to Alessandra, hereinafter referred to as the "Alessandra Option";

          x. sixty-one (61) shares to Jules, hereinafter referred to as the "Jules Option";

          y. sixty-one (61) shares to Winston, hereinafter referred to as the "Winston Option";

          z.  sixty-one (61) shares to Rainier, hereinafter
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[CARON & STEVENS LOGO]




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          referred to as the "Rainier Option":

          the options hereinafter jointly as well as separately referred to as the "Optioned Shares" in the Company's capital stock at n issue price of seven Netherlands guilders (NLG 7.--) per share, hereinafter referred to as the "Option".

     D. to exclude the pre-emptive rights with respect to the issue of shares as a result of the options granted under C. above.

SHARE ISSUE:

1. Pursuant to the shareholder's resolution to issue shares as referred to above, the Company hereby issues:

          a. the GPE III LP Shares to GPE III LP on condition that the GPE III LP satisfies the ensuing payment obligation;
          b. the GPE III-A LP Shares to GPE III-A LP on condition that GPE III-A LP satisfies the ensuing payment obligation;
          c. the GPE III-B LP Shares to GPE III-B LP on condition that GPE III-B LP satisfies the ensuing payment obligation;
          d.   the Advent Partners (NA; GPE III-LP shares to Advent Partners
               (NA) GPE III LP on condition that Advent Partners (NA) GPE III LP satisfies the ensuing payment obligation;
          e. the Advent Partners GPE III LP Shares to Advent Partners GPE III LP on condition that Advent Partners GPE III LP satisfies the ensuing payment obligation;
          f. the GPE III-C LP Shares to GPE III-C LP on condition that GPE III-C LP satisfies the ensuing payment obligation;
          g. the Advent PGGM Global LP Shares to Advent PGGM Global LP on condition that Advent PGGM Global LP satisfies the ensuing payment obligation;
          h.   the Oakstone Ventures LP Shares to Oakstone Ventures
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               LP on condition that Oakstone Ventures LP satisfies the ensuing payment obligation;

          i. the Advent Partners LP Shares to Advent Partners LP on condition that Advent Partners LP satisfies the ensuing payment obligation;

          j. the Kortenhorst Shares to Kortenhorst on condition that Kortenhorst satisfies the ensuing payment obligation;

          k. the Van der Laan Shares to Van der Laan on condition that Van der Laan satisfies the ensuing payment obligation;

          l. the Boyle Shares to Boyle on condition that Boyle satisfies the ensuing payment obligation;

          m. the Dekker Shares to Dekker on condition that Dekker satisfies the ensuing payment obligation;

          n. the Hulsink Shares to Hulsink on condition that Hulsink satisfies the ensuing payment obligation;

          o. the Breydon Shares to Breydon on condition that Breydon satisfies the ensuing payment obligation;

          p. the Sarda Shares to Sarda on condition that Sarda satisfies the ensuing payment obligation;

          q. the Butler Shares to Butler on condition that Butler satisfies the ensuing payment obligation;

          r. the Robinson Shares to Robinson on condition that Robinson satisfies the ensuing payment obligation;

          s. the Mrs Robinson Shares to Mrs Robinson on condition that Mrs Robinson satisfies the ensuing payment obligation;

          t. the Mr Butler Shares to Mr Butler on condition that Mr Butler satisfies the ensuing payment obligation;

          u. the Jeroen Shares to Jeroen on condition that Jeroen satisfies the ensuing payment obligation;

          v. the Caroline Shares to Caroline on condition that Caroline satisfies the ensuing payment obligation;


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                        CARON & STEVENS/BAKER & MCKENZIE


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     w.   the Alessandra Shares to Alessandra on condition that Alessandra satisfies the ensuing payment obligation;

     x. the Jules shares to Jules on condition that Jules satisfies the ensuing payment obligation;

     y. the Winston shares to Winston on condition that Winston satisfies the ensuing payment obligation;

     z. the Rainier shares to Rainier on condition that Rainier satisfies the ensuing payment obligation;

2. Acquirer accepts the shares specified in paragraph 1 subject to the condition specified therein.

3. The Company has received payment for the shares specified in paragraph 1 and herewith discharges Acquirer of its payment obligation.

4.   The costs associated with this deed shall be paid by the company.

5. The Company shall cause the notes required for the share issue to be entered into the shareholders' register.

Granting of options:

1. Pursuant to the shareholders' resolution to grant the Option as referred to above, the Company hereby grants under the terms and conditions as set out in a schedule attached to this deed to:

     a.   GPE III LP the GPE III LP Option, who accepts the GPE III LP Option;

     b.   GPE III-A LP the GPE III-A LP Option, who accepts the GPE III-A LP
          Option;

     c.   GPE III-B LP the GPE III-B LP Option, who accepts the GPE III-B LP
          Option;

     d. Advent Partners (NA) GPE III LP the Advent Partners (NA) GPE III LP Option, who accepts the advent Partners (NA) GPE III LP Option;

     e. Advent Partners GPE III LP the Advent Partners GPE III LP Option, who accepts the Advent Partners GPE
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                        CARON & STEVENS/BAKER & MCKENZIE

          III LP Option;

     f.   GPE III-C LP the GPE III-C LP Option, who accepts the GPE III-C LP
          Option;

     g. Advent PGGM Global LP the Advent PGGM Global LP Option, who accepts the Advent PGGM Global LP Option;

     h. Oakstone Ventures LP the Oakstone Ventures LP Option, who accepts the Oakstone Ventures LP Option;

     i. Advent Partners LP the Advent Partners LP Option, who accepts the Advent Partners LP Option;

     j.   Kortenhorst the Kortenhorst Option, who accepts the Kortenhorst
          Option;

     k.   Van der Laan the Van der Laan Option, who accepts the Van der Laan
          Option;

     l.   Boyle the Boyle Option, who accepts the Boyle Option;

     m.   Dekker the Dekker Option, who accepts the Dekker Option;

     n.   Hulsink the Hulsink Option, who accepts the Hulsink Option;

     o.   Breydon the Breydon Option, who accepts the Breydon Option;

     p.   Sarda the Sarda Option, who accepts the Sarda Option;

     q.   Butler the Butler Option, who accepts the Butler Option;

     r.   Robinson the Robinson option, who accepts the Robinson Option;

     s. Mrs. Robinson the Mrs. Robinson Option, who accepts the Mrs. Robinson option;

     t.   Mr. Butler the Mr. Butler Option, who accepts the Mr. Butler Option;

     u.   Jeroen the Jeroen Option, who accepts the Jeroen Option;

     v.   Caroline the Caroline Option, who accepts the Caroline Option;

                        CARON & STEVENS/BAKER & MCKENZIE

          w.   Alessandra the Alessandra Option, who accepts the Alessandra
               Option;

          x.   Jules the Jules Option, who accepts the Jules Option;

          y.   Winston the Winston Option, who accepts the Winston Option;

          z.   Rainier the Rainier Option, who accepts the Rainier Option;

          The deponent was known to me, a civil-law notary.

     WITNESSED THIS DEED, the original of which was drawn up and executed in Amsterdam at the date first noted above.

     After the purport of this deed was explained to the deponent, she declared that she had taken note of its contents and waived a full reading thereof. After a limited reading, this deed was subsequently signed by the deponent and me, a civil law notary.
     (Signed: C.M.J. Tielemans; H. van Wilsum).

                                 FOR TRUE COPY

[SEAL]

                               POWER OF ATTORNEY

The undersigned:

Global Private Equity III Limited Partnership, a limited partnership formed and entered into under the laws of the state of Delaware, United States of America, having its registered office at Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, United States of America;

herewith grants power of attorney to:

each lawyer, on the law firm Caron & Stevens/Baker & McKenzie in Amsterdam,

on behalf of the undersigned:

1. to execute the notarial deed of issuance of shares in the Company, in accordance with the draft marked ct\eng\venn\uitgifte\hdm5;

2. to execute the notarial deed of administration of shares in the Company, in accordance with the draft marked ct\eng\venn\stichtin\certicor.lev;

and furthermore to do anything which the attorney deems reasonably necessary in connection with the aforementioned, all this with the power of substitution.

The undersigned, undertakes to ratify or confirm anything which the attorney(s) shall do or lawfully purport to do by virtue of this instrument, and shall indemnify the attorney and keep the attorney indemnified and hold harmless against any losses, suits, claims, demands, obligations, liabilities and damages which he may suffer or incur arising out of the exercise of his powers to this instrument.

Signed at                on                 , 1998


/s/ JANET J. HENNEY
---------------------------------------------
Global Private Equity III Limited Partnership

                               POWER OF ATTORNEY

The undersigned:

Global Private Equity III-A Limited Partnership, a limited partnership formed and entered into under the laws of the state of Delaware, United States of America, having its registered office at Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, United States of America;

herewith grants power of attorney to:

each lawyer, on the law firm Caron & Stevens/Baker & McKenzie in Amsterdam,

on behalf of the undersigned:

1. to execute the notarial deed of issuance of shares in the Company, in accordance with the draft marked ct\eng\venn\uitgifte\hdm5;

2. to execute the notarial deed of administration of shares in the Company, in accordance with the draft marked ct\eng\venn\stichtin\certicor.lev;

and furthermore to do anything which the attorney deems reasonably necessary in connection with the aforementioned, all this with the power of substitution.

The undersigned, undertakes to ratify or confirm anything which the attorney(s) shall do or lawfully purport to do by virtue of this instrument, and shall indemnify the attorney and keep the attorney indemnified and hold harmless against any losses, suits, claims, demands, obligations, liabilities and damages which he may suffer or incur arising out of the exercise of his powers to this instrument.

Signed at                on                 , 1998


/s/ JANET J. HENNEY
-----------------------------------------------
Global Private Equity III-A Limited Partnership

                               POWER OF ATTORNEY

The undersigned:

Global Private Equity III-B Limited Partnership, a limited partnership formed and entered into under the laws of the state of Delaware, United States of America, having its registered office at Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, United States of America;

herewith grants power of attorney to:

each lawyer, on the law firm Caron & Stevens/Baker & McKenzie in Amsterdam,

on behalf of the undersigned:

1. to execute the notarial deed of issuance of shares in the Company, in accordance with the draft marked ct\eng\venn\uitgifte\hdm5;

2. to execute the notarial deed of administration of shares in the Company, in accordance with the draft marked ct\eng\venn\stichtin\certicor.lev;

and furthermore to do anything which the attorney deems reasonably necessary in connection with the aforementioned, all this with the power of substitution.

The undersigned, undertakes to ratify or confirm anything which the attorney(s) shall do or lawfully purport to do by virtue of this instrument, and shall indemnify the attorney and keep the attorney indemnified and hold harmless against any losses, suits, claims, demands, obligations, liabilities and damages which he may suffer or incur arising out of the exercise of his powers to this instrument.

Signed at                on                 , 1998


/s/ JANET J. HENNEY
-----------------------------------------------
Global Private Equity III-B Limited Partnership

                               POWER OF ATTORNEY

The undersigned:

Advent Partners (NA) GPE III Limited Partnership, a limited partnership formed and entered into under the laws of the state of Delaware, United States of America, having its registered office at Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, United States of America;

herewith grants power of attorney to:

each lawyer, on the law firm Caron & Stevens/Baker & McKenzie in Amsterdam,

on behalf of the undersigned:

1. to execute the notarial deed of issuance of shares in the Company, in accordance with the draft marked ct\eng\venn\uitgifte\hdm5;

2. to execute the notarial deed of administration of shares in the Company, in accordance with the draft marked ct\eng\venn\stichtin\certicor.lev;

and furthermore to do anything which the attorney deems reasonably necessary in connection with the aforementioned, all this with the power of substitution.

The undersigned, undertakes to ratify or confirm anything which the attorney(s) shall do or lawfully purport to do by virtue of this instrument, and shall indemnify the attorney and keep the attorney indemnified and hold harmless against any losses, suits, claims, demands, obligations, liabilities and damages which he may suffer or incur arising out of the exercise of his powers to this instrument.

Signed at                on                 , 1998


/s/ JANET J. HENNEY
------------------------------------------------
Advent Partners (NA) GPE III Limited Partnership

                               POWER OF ATTORNEY

The undersigned:

Advent Partners GPE III Limited Partnership, a limited partnership formed and entered into under the laws of the state of Delaware, United States of America, having its registered office at Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, United States of America;

herewith grants power of attorney to:

each lawyer, on the law firm Caron & Stevens/Baker & McKenzie in Amsterdam,

on behalf of the undersigned:

1. to execute the notarial deed of issuance of shares in the Company, in accordance with the draft marked ct\eng\venn\uitgifte\hdm5;

2. to execute the notarial deed of administration of shares in the Company, in accordance with the draft marked ct\eng\venn\stichtin\certicor.lev;

and furthermore to do anything which the attorney deems reasonably necessary in connection with the aforementioned, all this with the power of substitution.

The undersigned, undertakes to ratify or confirm anything which the attorney(s) shall do or lawfully purport to do by virtue of this instrument, and shall indemnify the attorney and keep

                               POWER OF ATTORNEY

The undersigned:

Advent PGGM Global Limited Partnership, a limited partnership formed and entered into under the laws of the state of Delaware, United States of America, having its registered office at Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, United States of America;

herewith grants power of attorney to:

each lawyer, on the law firm Caron & Stevens/Baker & McKenzie in Amsterdam,

on behalf of the undersigned:

1. to execute the notarial deed of issuance of shares in the Company, in accordance with the draft marked ct\eng\venn\uitgifte\hdm5;

2. to execute the notarial deed of administration of shares in the Company, in accordance with the draft marked ct\eng\venn\stichtin\certicor.lev;

and furthermore to do anything which the attorney deems reasonably necessary in connection with the aforementioned, all this with the power of substitution.

The undersigned, undertakes to ratify or confirm anything which the attorney(s) shall do or lawfully purport to do by virtue of this instrument, and shall indemnify the attorney and keep the attorney indemnified and hold harmless against any losses, suits, claims, demands, obligations, liabilities and damages which he may suffer or incur arising out of the exercise of his powers to this instrument.

Signed at                on                 , 1998


/s/ JANET J. HENNEY
--------------------------------------
Advent PGGM Global Limited Partnership

                               POWER OF ATTORNEY

The undersigned:

Oakstone Ventures Limited Partnership, a limited partnership formed and entered into under the laws of the state of Delaware, United States of America, having its registered office at Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, United States of America;

herewith grants power of attorney to:

each lawyer, on the law firm Caron & Stevens/Baker & McKenzie in Amsterdam,

on behalf of the undersigned:

1. to execute the notarial deed of issuance of shares in the Company, in accordance with the draft marked ct\eng\venn\uitgifte\hdm5;

2. to execute the notarial deed of administration of shares in the Company, in accordance with the draft marked ct\eng\venn\stichtin\certicor.lev;

and furthermore to do anything which the attorney deems reasonably necessary in connection with the aforementioned, all this with the power of substitution.

The undersigned, undertakes to ratify or confirm anything which the attorney(s) shall do or lawfully purport to do by virtue of this instrument, and shall indemnify the attorney and keep the attorney indemnified and hold harmless against any losses, suits, claims, demands, obligations, liabilities and damages which he may suffer or incur arising out of the exercise of his powers to this instrument.

Signed at                on                 , 1998


/s/ JANET J. HENNEY
-------------------------------------
Oakstone Ventures Limited Partnership

                               POWER OF ATTORNEY

The undersigned:

Advent Partners Limited Partnership, a limited partnership formed and entered into under the laws of the state of Delaware, United States of America, having its registered office at Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, United States of America;

herewith grants power of attorney to:

each lawyer, on the law firm Caron & Stevens/Baker & McKenzie in Amsterdam,

on behalf of the undersigned:

1. to execute the notarial deed of issuance of shares in the Company, in accordance with the draft marked ct\eng\venn\uitgifte\hdm5;

2. to execute the notarial deed of administration of shares in the Company, in accordance with the draft marked ct\eng\venn\stichtin\certicor.lev;

and furthermore to do anything which the attorney deems reasonably necessary in connection with the aforementioned, all this with the power of substitution.

The undersigned, undertakes to ratify or confirm anything which the attorney(s) shall do or lawfully purport to do by virtue of this instrument, and shall indemnify the attorney and keep the attorney indemnified and hold harmless against any losses, suits, claims, demands, obligations, liabilities and damages which he may suffer or incur arising out of the exercise of his powers to this instrument.

Signed at                on                 , 1998


/s/ JANET J. HENNEY
-----------------------------------
Advent Partners Limited Partnership

                               POWER OF ATTORNEY

The undersigned:

Mr. J.T.H.M. Kortenhorst, a private individual,

full name                      :  Jules T.H.M. Kortenhorst
residing at (private address)  :  Helmlaan 10
                                  2244 AZ Wagsenaar
profession                     :  Manager
place of birth                 :  Oss
date of birth                  :  03-02-1961
married/unmarried              :  married
nationality                    :  Dutch

herewith grants power of attorney to:

each lawyer, on the law firm Caron & Stevens/Baker & McKenzie in Amsterdam,

on behalf of the undersigned:

1. to execute the notarial deed of issuance of shares in the Company, and in accordance with the draft marked ct\eng\venn\uitgifte\hdm5;

2. to execute the notarial deed of administration of shares in the Company, and in accordance with the draft marked ct\eng\venn\stichtin\certicor.lev;

in his capacity of managing director of Cordena Call Management B.V.:

1.  to execute the notarial deed of issuance of shares in the

    Company, and in accordance with the draft marked ct\eng\venn\uitgifte\hdm5;

2. to execute the notarial deed of administration of shares in the Company, and in accordance with the draft marked ct\eng\venn\stichtin\certicor.lev;

in his capacity of board member of Stichting Administratie-kantoor Cordena Call Management, hereinafter referred to as "Stichting":

1. to execute the notarial deed of issuance of shares in the Company, and in accordance with the draft deed is marked ct\eng\venn\uitgifte\hdm5;

2. to execute the notarial deed of administration of shares in the Company, and in accordance with the draft deed is marked ct\eng\venn\stichtin\certicor.lev;

and furthermore to do anything which the attorney deems reasonably necessary in connection with the aforementioned, all this with the power of substitution.

The undersigned, undertakes to ratify or confirm anything which the attorney(s) shall do or lawfully purport to do by virtue of this instrument, and shall indemnify the attorney and keep the attorney indemnified and hold harmless against any losses, suits, claims, demands, obligations, liabilities and damages which he may suffer or incur arising out of the exercise of his powers to this instrument.

Signed at The Hague on 11/8/ , 1998

/s/ J. T. H. M. KORTENHORST
----------------------------
Mr. J. T. H. M. Kortenhorst

                               POWER OF ATTORNEY

The undersigned:

Caroline Christine van der Laan, manager, married, born in the Hague, on the twenty-sixth day of December nineteen hundred and forty-nine, residing at 3645 AD Vinkeveen, Baambrugse Zuwe 125 9, American nationality;

herewith grants power of attorney to:

each lawyer, on the law firm Caron & Stevens/Baker & McKenzie in Amsterdam,

on behalf of the undersigned:

1. to execute the notarial deed of issuance of shares in the Company, in accordance with the draft marked ct\eng\venn\uitgifte\hdm5;

2. to execute the notarial deed of administration of shares in the Company, in accordance with the draft marked ct\eng\venn\stichtin\certicor.lev;

and furthermore to do anything which the attorney deems reasonably necessary in connection with the aforementioned, all this with the power of substitution.

The undersigned, undertakes to ratify or confirm anything which the attorney(s) shall do or lawfully purport to do by virtue of this instrument, and shall indemnify the attorney and keep the attorney indemnified and hold harmless against any losses, suits, claims, demands, obligations, liabilities and damages which he may suffer or incur arising out of the exercise of his powers to this instrument.

Signed at Amsterdam on Aug. 20, 1998


/s/ C. C. VAN DER LAAN
---------------------------------------------
C. C. van der Laan

                               POWER OF ATTORNEY

The undersigned:

Susan Ann Boyle, telecom employee, married, born in Jersey City, New Jersey, United States of America, on the twenty-third day of April nineteen hundred and fifty-six, residing at 2396 VK Koudckerk aan de Rijn, Van Egtenplantsoen 16, American nationality;

herewith grants power of attorney to:

each lawyer, on the law firm Caron & Stevens/Baker & McKenzie in Amsterdam,

on behalf of the undersigned:

1. to execute the notarial deed of issuance of shares in the Company, in accordance with the draft marked ct\eng\venn\uitgifte\hdm5;

2. to execute the notarial deed of administration of shares in the Company, in accordance with the draft marked ct\eng\venn\stichtin\certicor.lev;

and furthermore to do anything which the attorney deems reasonably necessary in connection with the aforementioned, all this with the power of substitution.

The undersigned, undertakes to ratify or confirm anything which the attorney(s) shall do or lawfully purport to do by virtue of this instrument, and shall indemnify the attorney and keep the attorney indemnified and hold harmless against any losses, suits, claims, demands, obligations, liabilities and damages which he may suffer or incur arising out of the exercise of his powers to this instrument.

Signed at                on Aug. 20, 1998


/s/ S. A. BOYLE
---------------------------------------------
S. A. Boyle

                               POWER OF ATTORNEY

The undersigned:

Peter Eduard Dekker, director, married, residing at 3755 KK Bosch en Duin, Reelaan 31, born in Voorst on the third day of May nineteen hundred fifty-four;

herewith grants power of attorney to:

each lawyer, on the law firm Caron & Stevens/Baker & McKenzie in Amsterdam,

on behalf of the undersigned:

1. to execute the notarial deed of issuance of shares in the Company, in accordance with the draft marked ct\eng\venn\uitgifte\hdm5;

2. to execute the notarial deed of administration of shares in the Company, in accordance with the draft marked ct\eng\venn\stichtin\certicor.lev;

and furthermore to do anything which the attorney deems reasonably necessary in connection with the aforementioned, all this with the power of substitution.

The undersigned, undertakes to ratify or confirm anything which the attorney(s) shall do or lawfully purport to do by virtue of this instrument, and shall indemnify the attorney and keep the attorney indemnified and hold harmless against any losses, suits, claims, demands, obligations, liabilities and damages which he may suffer or incur arising out of the exercise of his powers to this instrument.

Signed at                on           , 1998


/s/ P. E. DEKKER
---------------------------------------------
P. E. DEKKER

                               POWER OF ATTORNEY

The undersigned:

Fredericus Gerardus Maria Hulsink, director, married, born in Dotmarsum, on the nineteenth day of July nineteen hundred and fifty-one, residing at 7601 GH Almelo, Pornestraat 239;

herewith grants power of attorney to:

each lawyer, on the law firm Caron & Stevens/Baker & McKenzie in Amsterdam,

on behalf of the undersigned:
1. to execute the notarial deed of issuance of shares in the Company, in accordance with the draft marked ct\eng\venn\uitgifte\hdm5;

2. to execute the notarial deed of administration of shares in the Company, in accordance with the draft marked ct\eng\venn\stichtin\certicor.lev;

and furthermore to do anything which the attorney deems reasonably necessary in connection with the aforementioned, all this with the power of substitution.

The undersigned, undertakes to ratify or confirm anything which the attorney(s) shall do or lawfully purport to do by virtue of this instrument, and shall indemnify the attorney and keep the attorney indemnified and hold harmless against any losses, suits, claims, demands, obligations, liabilities and damages which he may suffer or incur arising out of the exercise of his powers to this instrument.

Signed at                on [ILLEGIBLE], 1998


/s/ [ILLEGIBLE]
---------------------------------------------
[ILLEGIBLE]

                               POWER OF ATTORNEY

The undersigned:

Breydon Limited, a company incorporated under the laws of the British Isles, with registered office at P.O. Box 44030, 10374 Stockholm, Sweden;

herewith grants power of attorney to:

each lawyer, on the law firm Caron & Stevens/Baker & McKenzie in Amsterdam,

on behalf of the undersigned:

1. to execute the notarial deed of issuance of shares in the Company, in accordance with the draft marked ct\eng\venn\uitgifte\hdm5;

2. to execute the notarial deed of administration of shares in the Company, in accordance with the draft marked ct\eng\venn\stichtin\certicor.lev;

and furthermore to do anything which the attorney deems reasonably necessary in connection with the aforementioned, all this with the power of substitution.

The undersigned, undertakes to ratify or confirm anything which the attorney(s) shall do or lawfully purport to do by virtue of this instrument, and shall indemnify the attorney and keep the attorney indemnified and hold harmless against any losses, suits, claims, demand, obligations, liabilities and damages which he may suffer or incur arising out of the exercise of his powers to this instrument.

Signed at Munich on 3, 9, 1998

/s/ [ILLEGIBLE]
------------------------
Breydon Limited

                               POWER OF ATTORNEY

The undersigned:

David Theron Kumar Sarda, private equity investor, married, born in New
York, United States of America on the fourth day of June nineteen hundred and sixty, residing at 487 Country Road, New Canaan, CT 06840 United States of America, American nationality;

herewith grants power of attorney to:

each lawyer, on the law firm Caron & Stevens/Baker & McKenzie in Amsterdam,

on behalf of the undersigned:

1. to execute the notarial deed of issuance of shares in the Company, in accordance with the draft marked ct\eng\venn\uitgifte\hdm5;

2. to execute the notarial deed of administration of shares in the Company, in accordance with the draft marked ct\eng\venn\stichtin\certicor.lev;

and furthermore to do anything which the attorney deems reasonably necessary in connection with the aforementioned, all this with the power of substitution.

The undersigned, undertakes to ratify or confirm anything which the attorney(s) shall do or lawfully purport to do by virtue of this instrument, and shall indemnify the attorney and keep the attorney indemnified and hold harmless against any losses, suits, claims, demands, obligations, liabilities and damages which he may suffer or incur arising out of the exercise of his powers to this instrument.

Signed at Tarrytown, NY on 8/14, 1998


/s/ D. T. K. SARDA
---------------------------------------------
D. T. K. Sarda

                               POWER OF ATTORNEY

The undersigned:

Ronald William Butler, company director, married, residing at 38 Stoke Farthing, Broadchalke, Salisbury SP5 5EL, United Kingdom, born in Edinburgh, Scotland, on the eighth day of May nineteen hundred fifty-two;

herewith grants power of attorney to:

each lawyer, on the law firm Caron & Stevens/Baker & McKenzie in Amsterdam,

on behalf of the undersigned:

1. to execute the notarial deed of issuance of shares in the Company, in accordance with the draft marked ct\eng\venn\uitgifte\hdm5;

2. to execute the notarial deed of administration of shares in the Company, in accordance with the draft marked ct\eng\venn\stichtin\certicor.lev;

and furthermore to do anything which the attorney deems reasonably necessary in connection with the aforementioned, all this with the power of substitution.

The undersigned, undertakes to ratify or confirm anything which the attorney(s) shall do or lawfully purport to do by virtue of this instrument, and shall indemnify the attorney and keep the attorney indemnified and hold harmless against any losses, suits, claims, demands, obligations, liabilities and damages which he may suffer or incur arising out of the exercise of his powers to this instrument.

Signed at London on 18 August, 1998


/s/ R. W. BUTLER
---------------------------------------------
R. W. Butler

                               POWER OF ATTORNEY

The undersigned:

Christopher Fitzroy Robinson, company director, married, residing at Bowbeer Farmhouse, Spreyton, Crediton, Devon EX17 5AE, United Kingdom, born in Hove, United Kingdom, on the twenty-second day of June nineteen hundred fifty-three;

herewith grants power of attorney to:

each lawyer, on the law firm Caron & Stevens/Baker & McKenzie in Amsterdam,

on behalf of the undersigned:

1. to execute the notarial deed of issuance of shares in the Company, in accordance with the draft marked ct\eng\venn\uitgifte\hdm5;

2. to execute the notarial deed of administration of shares in the Company, in accordance with the draft marked ct\eng\venn\stichtin\certicor.lev;

and furthermore to do anything which the attorney deems reasonably necessary in connection with the aforementioned, all this with the power of substitution.

The undersigned, undertakes to ratify or confirm anything which the attorney(s) shall do or lawfully purport to do by virtue of this instrument, and shall indemnify the attorney and keep the attorney indemnified and hold harmless against any losses, suits, claims, demands, obligations, liabilities and damages which he may suffer or incur arising out of the exercise of his powers to this instrument.

Signed at Spreyton on 12th August, 1998


/s/ C. F. ROBINSON
---------------------------------------------
C. F. Robinson

                               POWER OF ATTORNEY

The undersigned:

Sally Vanessa Robinson, housewife, married, residing at Bowbeer Farmhouse, Spreyton, Crediton, Devon EX17 5AE, United Kingdom, born in London, United Kingdom, on the twenty-ninth day of May nineteen hundred fifty-four;

herewith grants power of attorney to:

each lawyer, on the law firm Caron & Stevens/Baker & McKenzie in Amsterdam,

on behalf of the undersigned:

1. to execute the notarial deed of issuance of shares in the Company, in accordance with the draft marked ct\eng\venn\uitgifte\hdm5;

2. to execute the notarial deed of administration of shares in the Company, in accordance with the draft marked ct\eng\venn\stichtin\certicor.lev;

and furthermore to do anything which the attorney deems reasonably necessary in connection with the aforementioned, all this with the power of substitution.

The undersigned, undertakes to ratify or confirm anything which the attorney(s) shall do or lawfully purport to do by virtue of this instrument, and shall indemnify the attorney and keep the attorney indemnified and hold harmless against any losses, suits, claims, demands, obligations, liabilities and damages which he may suffer or incur arising out of the exercise of his powers to this instrument.

Signed at Spreyton on 12th August, 1998

/S/ SALLY V. ROBINSON
---------------------------------------------
S. V. Robinson

                               POWER OF ATTORNEY

The undersigned:

William Butler, no occupation, married, residing at 48 Redford Road, Edinburgh, Scotland, EH13 0AE, born in Edinburgh, Scotland, on the fifth day of June nineteen hundred thirteen;

herewith grants power of attorney to:

each lawyer, on the law firm Caron & Stevens/Baker & McKenzie in Amsterdam,

on behalf of the undersigned:

1. to execute the notarial deed of issuance of shares in the Company, in accordance with the draft marked ct\eng\venn\uitgifte\hdm5;

2. to execute the notarial deed of administration of shares in the Company, in accordance with the draft marked ct\eng\venn\stichtin\certicor.lev;

and furthermore to do anything which the attorney deems reasonably necessary in connection with the aforementioned, all this with the power of substitution.

The undersigned, undertakes to ratify or confirm anything which the attorney(s) shall do or lawfully purport to do by virtue of this instrument, and shall indemnify the attorney and keep the attorney indemnified and hold harmless against any losses, suits, claims, demands, obligations, liabilities and damages which he may suffer or incur arising out of the exercise of his powers to this instrument.

Signed at 48 Redford Road on 12th August, 1998

/s/ WILLIAM BUTLER
-----------------------------------
William Butler

                               POWER OF ATTORNEY

The undersigned:

Mr. G. J. Smits, and

Mrs. E. Kortenhorst

being the legal representatives of each of Jeroen J. Smits and Carolien J. G. Smits, hereinafter referred to as the "Children";

hereby grant power of attorney to each of

each lawyer, on the law firm Caron & Stevens/Baker & McKenzie in Amsterdam,

on behalf of the undersigned:

1. to execute the notarial deed of issuance of shares in the Company, and in accordance with the draft marked ct\eng\venn\uitgifte\hdm5;

2. to execute the notarial deed of administration of shares in the Company, and in accordance with the draft marked ct\eng\venn\stichtin\certicor.lev;

Signed at [ILLEGIBLE] on 17/8, 1998


/s/ G. J. SMITS
-----------------------
Mr. G. J. Smits

/s/ MRS. E. KORTENHORST

-----------------------
Mrs. E. Kortenhorst

                               POWER OF ATTORNEY

The undersigned:

Mr. J. T. H. M. Kortenhorst, and

Mrs. L. S. Vetter

being the legal representatives of each of Alessandra Mei Kortenhorst, Jules Kiril Kortenhorst, Winston Powell Kortenhorst and Rainier George Kortenhorst;

hereby grant power of attorney to:

each lawyer, on the law firm Caron & Stevens/Baker & McKenzie in Amsterdam,

on behalf of the undersigned:

1. to execute the notarial deed of issuance of shares in the Company, and in accordance with the draft marked ct\eng\venn\uitgifte\hdm5;

2. to execute the notarial deed of administration of shares in the Company, and in accordance with the draft marked ct\eng\venn\stichtin\certicor.lev;

Signed at The Hague on 12/8, 1996


/s/ J. T. H. M. KORTENHORST
---------------------------
Mr. J. T. H. M. Kortenhorst

/s/ L. S. VETTER
---------------------------
Mrs. L. S. Vetter

                               POWER OF ATTORNEY

The undersigned:

Mr. H. W. Battcock, a private individual,

full name                      :  Humphrey William Battcock
residing at (private address)  :  20 Norham Road,
                                  Oxford OX 2 GSF,
                                  England
profession                     :  _________________
place of birth                 :  London
date of birth                  :  14-11-1961
married/unmarried              :  _________________
nationality                    :  British


in his capacity of board member of Stichting Administratie-kantoor Cordena Call Management, a foundation organized under the laws of the Netherlands, and with address: 1017 PS Amsterdam, Leidseplein 29, the Netherlands, hereinafter referred to as "Stichting", herewith grants power of attorney to:

each lawyer, on the law firm Caron & Stevens/Baker & McKenzie in Amsterdam,

on behalf of the undersigned:

1. to execute the notarial deed of issuance of shares in the Company, and in accordance with the draft marked ct\eng\venn\uitgifte\hdm5;

2. to execute the notarial deed of administration of shares in the Company, and in accordance with the draft marked
ct\eng\venn\stichtin\certicor.lev;

and furthermore to do anything which the attorney deems necessary in connection with the aforementioned, all this with the power of substitution.

The undersigned, undertakes to ratify or confirm anything which the attorney shall do or lawfully purport to do by virtue of this instrument, and shall indemnify the attorney and keep the attorney indemnified and hold harmless against any losses, suits, claims, demands, obligations, liabilities and damages which he may suffer or incur arising out of the exercise of his powers to this instrument.

Signed at           on        , 1998

/s/ H. W. BATTCOCK
------------------------
H. W. Battcock

PLEASE ATTACH COPY VALID PASSPORT OF THE UNDERSIGNED